SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

Date of Report:   March 5, 2012

Omagine, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-17264	20-2876380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

350 Fifth Avenue, Suite 1103, New York, N.Y.	10118
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 563-4141

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act;

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act;

[ ]	Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01 Regulation FD Disclosure

On March 5, 2012 the Company made a posting (the “Posting”) to its investor relations site on Agoracom.com updating its shareholders on the present status of its activities with respect to the Development Agreement for the Omagine Project and other matters relating to its activities with respect to Omagine LLC and its business in the Sultanate of Oman.

A copy of the Company’s Posting is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable
(b) Not applicable
(c) Exhibit Number and Description:

Exhibit	Description

Exhibit 10.1	The Posting dated March 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omagine, Inc.
(Registrant)

Dated: March 5, 2012	By:	/s/ Frank J. Drohan
Frank J. Drohan
Chairman of the Board,
President and Chief
Executive Officer

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